CMA



CMA TREASURY FUND

Semi-Annual Report





September 30, 1998

MERRILL LYNCH BULL LOGO


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Statements and other information herein are as dated and are subject to change.






CMA Treasury Fund
Box 9011
Princeton, NJ 08543-9011


Printed on post-consumer recycled paper


DEAR SHAREHOLDER:


For the six-month period ended September 30, 1998, CMA Treasury Fund paid shareholders a net annualized dividend of 4.74%*. As of September 30, 1998, the Fund's 7-day yield was 4.56%.

The Environment
Concerns over the prospects for the worldwide economy spilled over into the US stock market during the six months ended September 30, 1998. The increased volatility in US share prices reflected the deteriorating outlook for corporate profits amid signs of a weakening US economy. The uncertain economic picture and the resulting flight to quality by investors pushed the 30-year US Treasury bond to record low yields. In contrast, corporate bonds, mortgage-backed securities and emerging markets debt underperformed Treasury securities by a wide margin. The leverage/derivatives-related problems of a major hedge fund and possible impeachment of President Clinton further heightened investor uncertainties, as did Russia's devaluation of the ruble and effective repudiation of its debt in August. A one-quarter point cut in the Federal Funds rate in late September did not restore investor confidence, since a more significant easing of monetary policy was expected. However, the central bank unexpectedly cut the Federal Funds rate another quarter point in October, which investors viewed positively.

[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


As long as worldwide economic prospects appear fragile, it is likely that stock and bond market volatility will continue. For the overall global economy, the deepening recession in Japan is of great concern as well as the difficulties in emerging economies such as Russia and Brazil. Investors are awaiting decisive programs in Japan designed to stabilize the financial system and stimulate the economy. Positive developments in Japan, combined with continued monetary easing on the part of the Federal Reserve Board, would likely provide an important element of stability to the volatile investment environment. Since we expected lower interest rates during this period of instability, we maintained a longer average life for the Fund. As of September 30, 1998, the Fund's average life was 86 days.

In Conclusion
We thank you for your interest in CMA Treasury Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Jacqueline Rogers)
Jacqueline Rogers
Vice President and Portfolio Manager

October 29, 1998




CMA TREASURY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1998       (IN THOUSANDS)

                    Face      Interest       Maturity         Value
Issue              Amount       Rate           Date         (Note 1a)

US Government Obligations*-- 99.3%

US Treasury       $ 7,346       4.93  %      10/08/98      $    7,338
Bills              42,489       5.035        10/08/98          42,442
                   25,028       5.04         10/08/98          25,001
                    3,883       4.80         10/15/98           3,875
                   12,991       4.84         10/15/98          12,965
                    1,226       4.95         10/15/98           1,224
                    3,955       4.99         10/15/98           3,947
                    6,162       4.995        10/15/98           6,150
                      168       5.00         10/15/98             168
                   14,007       5.06         10/15/98          13,979
                   15,000       5.065        10/15/98          14,970
                   35,000       5.08         10/15/98          34,929
                   30,000       5.105        10/15/98          29,939
                   30,000       4.89         10/22/98          29,910
                    5,459       4.92         10/22/98           5,443
                   40,000       4.925        10/22/98          39,880
                      484       4.935        10/22/98             483
                    2,446       4.955        10/22/98           2,439
                   11,689       4.965        10/22/98          11,654
                   50,000       4.85         10/29/98          49,804
                    1,048       4.90         10/29/98           1,044
                   13,302       4.97         10/29/98          13,250
                   48,201       5.035        11/05/98          47,970
                   10,144       5.04         11/05/98          10,095
                    6,355       5.05         11/05/98           6,325
                    5,547       5.09         11/05/98           5,520
                   17,000       5.10         11/05/98          16,918
                    1,734       5.115        11/05/98           1,726
                   25,000       5.125        11/05/98          24,880
                    8,893       4.905        11/12/98           8,842
                    4,210       5.00         11/12/98           4,186
                   45,000       5.01         11/12/98          44,741



                    Face      Interest       Maturity         Value
Issue              Amount       Rate           Date         (Note 1a)

US Government Obligations* (concluded)

US Treasury       $ 4,803       5.02  %      11/12/98      $    4,775
Bills              11,424       5.03         11/12/98          11,358
(concluded)         2,474       5.07         11/12/98           2,460
                   75,000       5.09         11/12/98          74,568
                    8,169       4.945        11/19/98           8,119
                   50,000       5.065        11/19/98          49,694
                    4,394       5.03         12/10/98           4,358
                   75,000       4.30          1/07/99          74,113
                    8,314       4.36          1/07/99           8,216
                   50,000       4.395         1/07/99          49,408
                   18,439       4.40          1/07/99          18,221
                    2,739       4.385         2/04/99           2,697
                   30,000       4.425         2/04/99          29,532
                   25,000       4.43          2/04/99          24,609

US Treasury       150,000       4.75         10/31/98         149,912
Notes             173,000       5.875        10/31/98         173,055
                  135,000       5.50         11/15/98         135,047
                  351,473       5.875         1/31/99         352,901
                  120,000       5.00          2/15/99         120,112
                  100,000       8.875         2/15/99         101,490
                  175,000       5.875         2/28/99         175,820
                   50,000       5.875         3/31/99          50,313
                  118,347       6.25          3/31/99         119,271
                   10,000       6.75          6/30/99          10,147
                   10,000       6.00          8/15/99          10,115

Total US Government Obligations
(Cost--$2,280,333)                                          2,282,348

Total Investments
(Cost--$2,280,333)--99.3%                                   2,282,348

Other Assets Less Liabilities--0.7%                            15,361
                                                           ----------
Net Assets--100.0%                                         $2,297,709
                                                           ==========

[FN]
*US Treasury Bills are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. US Treasury Notes bear interest at the rates shown, payable at fixed dates through maturity.

See Notes to Financial Statements.



CMA TREASURY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1998
Assets:
Investments, at value (identified cost--$2,280,332,583++) (Note 1a)                                      $ 2,282,347,793
Cash                                                                                                                 198
Receivables:
 Interest                                                                           $     7,746,378
 Securities sold                                                                          8,603,947           16,350,325
                                                                                    ---------------
Prepaid registration fees and other assets (Note 1d)                                                             701,030
                                                                                                         ---------------
Total assets                                                                                               2,299,399,346
                                                                                                         ---------------
Liabilities:
Payables:
 Investment adviser (Note 2)                                                        $       779,986
 Distributor (Note 2)                                                                       558,632
 Dividends to shareholders (Note 1e)                                                            642            1,339,260
                                                                                    ---------------
Accrued expenses and other liabilities                                                                           351,009
                                                                                                         ---------------
Total liabilities                                                                                              1,690,269
                                                                                                         ---------------
Net Assets                                                                                               $ 2,297,709,077
                                                                                                         ===============
Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of
shares authorized                                                                                         $  229,569,387
Paid-in capital in excess of par                                                                           2,066,124,480
Unrealized appreciation on investments--net                                                                    2,015,210
                                                                                                         ---------------
Net Assets--Equivalent to $1.00 per share based on 2,295,693,867 shares of
beneficial interest outstanding                                                                          $ 2,297,709,077
                                                                                                         ===============

++Cost for Federal income tax purposes was $2,280,332,583. As of September 30, 1998, net unrealized appreciation for Federal income tax purposes amounted to $2,015,210, of which $2,063,000 related to appreciated securities and $47,790 related to depreciated securities.

  See Notes to Financial Statements.


CMA TREASURY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                 $    58,967,094
Expenses:
Investment advisory fees (Note 2)                                                   $     4,647,673
Distribution fees (Note 2)                                                                1,391,529
Transfer agent fees (Note 2)                                                                210,740
Registration fees (Note 1d)                                                                 149,125
Accounting services (Note 2)                                                                119,554
Custodian fees                                                                               57,900
Professional fees                                                                            44,559
Printing and shareholder reports                                                             18,177
Trustees' fees and expenses                                                                  15,722
Other                                                                                         7,706
                                                                                    ---------------
Total expenses                                                                                                 6,662,685
                                                                                                         ---------------
Investment income--net                                                                                        52,304,409
Realized Gain on Investments--Net (Note 1c)                                                                      270,694
Change in Unrealized Appreciation/Depreciation on Investments--Net                                             2,018,994
                                                                                                         ---------------
Net Increase in Net Assets Resulting from Operations                                                     $    54,594,097
                                                                                                         ===============

See Notes to Financial Statements.


CMA TREASURY FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                     For the Six             For the
                                                                                     Months Ended           Year Ended
Increase (Decrease) in Net Assets:                                                September 30, 1998      March 31, 1998
Operations:
Investment income--net                                                              $    52,304,409      $   101,062,412
Realized gain on investments--net                                                           270,694            1,099,659
Change in unrealized appreciation/depreciation on investments--net                        2,018,994              666,768
                                                                                    ---------------      ---------------
Net increase in net assets resulting from operations                                     54,594,097          102,828,839
                                                                                    ---------------      ---------------
Dividends and Distributions to Shareholders (Note 1e):
Investment income--net                                                                  (52,304,409)        (101,062,412)
Realized gain on investments--net                                                          (270,694)          (1,099,659)
                                                                                    ---------------      ---------------
Net decrease in net assets resulting from dividends and distributions
to shareholders                                                                         (52,575,103)        (102,162,071)
                                                                                    ---------------      ---------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                      3,956,236,725       11,334,080,995
Net asset value of shares issued to shareholders in reinvestment of dividends
(Note 1e)                                                                                52,526,950          102,038,528
                                                                                    ---------------      ---------------
                                                                                      4,008,763,675       11,436,119,523
Cost of shares redeemed                                                              (3,992,896,018)     (11,125,480,169)
                                                                                    ---------------      ---------------
Net increase in net assets derived from beneficial interest transactions                 15,867,657          310,639,354
                                                                                    ---------------      ---------------
Net Assets:
Total increase in net assets                                                             17,886,651          311,306,122
Beginning of period                                                                   2,279,822,426        1,968,516,304
                                                                                    ---------------      ---------------
End of period                                                                       $ 2,297,709,077      $ 2,279,822,426
                                                                                    ===============      ===============


See Notes to Financial Statements.

CMA TREASURY FUND
FINANCIAL HIGHLIGHTS

                                                     For the
The following per share data and ratios                Six
have been derived from information                    Months
provided in the financial statements.                 Ended
                                                    Sept. 30,            For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                1998           1998        1997             1996          1995
Per Share Operating Performance:
Net asset value, beginning of period               $     1.00     $     1.00    $     1.00     $     1.00     $     1.00
                                                   ----------     ----------    ----------     ----------     ----------
Investment income--net                                  .0234          .0475         .0461          .0498          .0409
Realized and unrealized gain (loss) on
investments--net                                        .0010          .0008        (.0001)         .0001          .0004
                                                   ----------     ----------    ----------     ----------     ----------
Total from investment operations                        .0244          .0483         .0460          .0499          .0413
                                                   ----------     ----------    ----------     ----------     ----------
Less dividends and distributions:
  Investment income--net                               (.0234)        (.0475)       (.0461)        (.0498)        (.0409)
  Realized gain on investments--net                    (.0001)        (.0005)       (.0001)        (.0003)        (.0002)
                                                   ----------     ----------    ----------     ----------     ----------
Total dividends and distributions                      (.0235)        (.0480)       (.0462)        (.0501)        (.0411)
                                                   ----------     ----------    ----------     ----------     ----------
Net asset value, end of period                     $     1.00     $     1.00    $     1.00     $     1.00     $     1.00
                                                   ==========     ==========    ==========     ==========     ==========
Total Investment Return                                 4.74%*         4.92%         4.74%          5.14%          4.18%
                                                   ==========     ==========    ==========     ==========     ==========
Ratios to Average Net Assets:
Expenses                                                 .59%*          .60%          .59%           .60%           .62%
                                                   ==========     ==========    ==========     ==========     ==========
Investment income and realized gain on
investments--net                                        4.68%*         4.82%         4.59%          5.01%          4.20%
                                                   ==========     ==========    ==========     ==========     ==========
Supplemental Data:
Net assets, end of period (in thousands)           $2,297,709     $2,279,822    $1,968,516     $1,791,760     $1,428,724
                                                   ==========     ==========    ==========     ==========     ==========

*Annualized.

See Notes to Financial Statements.




CMA TREASURY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA Treasury Fund (the "Fund") is registered under the Investment Company Act of 1940 as a no-load, diversified, open-end investment management company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.50% of the Fund's average daily net assets not exceeding $500 million; 0.425% of the average daily net assets in excess of $500 million, but not exceeding $1 billion; and 0.375% of the average daily net assets in excess of $1 billion.


CMA TREASURY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner and Smith Inc. ("MLPF&S") receives a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund for shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.



CMA TREASURY FUND
OFFICERS AND TRUSTEES


Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Kevin J. McKenna--Senior Vice President
Joseph T. Monagle Jr.--Senior Vice President
Donald C. Burke--Vice President
Jacqueline Rogers--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

[FN]
*For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].